Exhibit 10.28(c)

EXECUTION VERSION

Dated as of December 16, 2016

AMENDMENT AGREEMENT NO. 3 TO ASSIGNMENT AND ASSUMPTION AGREEMENT

BETWEEN

VERTICAL HORIZONS, LTD.

as Buyer

- and –

FRONTIER AIRLINES, INC.

as Customer

- and -

AIRBUS S.A.S.

as Airbus

relating to the PDP financing

of nineteen (19) A321ceo, two (2) A320ceo and forty-nine (49) A320neo aircraft

THIS AMENDMENT AGREEMENT NO. 3 TO ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”) is dated as of December 16, 2016

BETWEEN

(1)	VERTICAL HORIZONS, LTD., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the “Buyer”);

(2)	FRONTIER AIRLINES, INC., a corporation incorporated and existing under the laws of the State of Colorado, United States of America (the “Customer”); and

(3)	AIRBUS S.A.S., registered in France and having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France (“Airbus”),

(each a “Party”, and together, the “Parties”).

RECITALS

(A)	In connection with the pre-delivery payment financing of nineteen (19) A321ceo, two (2) A320ceo and fifteen (15) Airbus A320neo aircraft the Buyer, the Customer and Airbus entered into an assignment and assumption agreement dated December 23, 2014, as amended by a letter agreement to the step-in agreement and the assigned A321 purchase agreement dated May 18, 2015 and as further amended by an amendment agreement to the assignment and assumption agreement dated August 11, 2015 (collectively, the “Assignment and Assumption Agreement”).

(B)	The Parties now wish to amend the Assignment and Assumption Agreement in accordance with the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:

1.	INTERPRETATION

1.1	In this Agreement (including the recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, capitalised words and expressions shall have the respective meanings ascribed to them in the Assignment and Assumption Agreement.

1.2	The provisions of clause 1.2 of the Assignment and Assumption Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

1.3	Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.

2.	CONDITIONS PRECEDENT

It is a condition to the amendment of the Assignment and Assumption Agreement in accordance with the terms and conditions of this Agreement that Airbus shall have received from both Frontier Holdings and Frontier the duly executed Guarantors’ confirmation.

3.	AMENDMENTS TO DOCUMENTS

3.1	On and from the date of the satisfaction of the conditions precedent pursuant to Clause 2 (Conditions Precedent) above (“Effective Date”), the reference to “fifteen (15) Airbus A320neo Aircraft” on the cover page of the Assignment and Assumption Agreement shall be deleted in its entirety and replaced with “forty-nine (49) Airbus A320neo Aircraft ”.

3.2	On and from the Effective Date, in clause 1.1 (Definitions) of the Assignment and Assumption Agreement, the following definitions shall be amended and restated or incorporated into the Assignment and Assumption Agreement (as the case may be) as follows:

Pre-Delivery Payment Amount means:

(i)	in respect of each of the A320neo Aircraft:

(A)	with CAC-IDs ***** an amount of ***** for each such A320neo Aircraft;

(B)	with CAC-IDs ***** an amount of ***** for each such A320neo Aircraft;

(C)	with CAC-IDs ***** an amount of ***** for each such A320neo Aircraft;

(D)	with CAC-IDs ***** an amount of ***** for each such A320neo Aircraft;

(E)	with CAC-IDs ***** an amount of ***** for each such A320neo Aircraft;

(F)	with CAC-IDs ***** an amount of ***** for each such A320neo Aircraft.

(ii)	in respect of each of the A321 Aircraft:

(A)	with CAC-IDs *****, an amount of ***** for each such A321 Aircraft;

(B)	with CAC-IDs ***** an amount of ***** for each such A321 Aircraft;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

(C)	with CAC-ID *****, an amount of ***** for such A321 Aircraft;

(D)	with CAC-ID *****, an amount of ***** for such A321 Aircraft;

(E)	with CAC-IDs ***** an amount of ***** for such A321 Aircraft;

(F)	with CAC-IDs ***** an amount of ***** for each such A321 Aircraft;

(iii)	in respect of each of the A320ceo Aircraft:

(A)	with CAC-IDs *****, an amount of ***** for each such A320ceo Aircraft.

4.	MISCELLANEOUS

4.1	Each party repeats its representations and warranties under the Assignment and Assumption Agreement on the date hereof.

4.2	The provisions of clause 8 (Miscellaneous) of the Assignment and Assumption Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

4.3	Each of the Assignment and Assumption Agreement shall be deemed to be supplemented and amended by this Agreement to the extent herein provided with all other provisions thereof remaining unchanged, and as so supplemented and amended shall continue in full force and effect.

4.4	In the event of any inconsistency between the terms and conditions of the Assignment and Assumption Agreement and the present Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

5.	GOVERNING LAW AND JURISDICTION

5.1	This Agreement is governed by the laws of the State of New York.

5.2	The provisions of clause 9.2 (Jurisdiction) and the provisions of clause 9.3 of the Assignment and Assumption Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

[signature page follows]

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS whereof each of the Parties has executed this Agreement as of the day and year first before written.

The Buyer

Vertical Horizons, Ltd.

By:	/s/ Grant Cellier
Name:	Grant Cellier
Title:	Director

Customer

Frontier Airlines, Inc.

By:	/s/ Howard Diamond
Name:	Howard Diamond
Title:	General Counsel

Airbus

Airbus S.A.S.

By:	/s/ Christophe Mourey
Name:	Christophe Mourey
Title:	Senior Vice President Contracts

Amendment Agreement to Assignment and Assumption Agreement Signature Page (Citi/Frontier Airlines)